UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2008

HUNGARIAN TELEPHONE AND CABLE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Third Avenue, Suite #3400 Seattle, Washington 98101-3034
(Address of Principal Executive Offices)

(206) 654-0204
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignations of Director

On November 14, 2008, Jesper Ovesen resigned as a director of Hungarian Telephone and Cable Corp.  Mr. Ovesen is an officer of TDC A/S ("TDC").  TDC owns 64% Hungarian Telephone and Cable Corp.'s outstanding common stock.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1      Press release dated November 17, 2008 announcing the director resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date:	November 17, 2008	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release dated November 17, 2008 announcing the director resignation

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